UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 7, 2004

                             FIRST FINANCIAL BANCORP
                             _______________________
             (Exact name of registrant as specified in its charter)

           CALIFORNIA                     0-12499             94-28222858
           __________                     _______             ___________
 (State or other jurisdiction of   (Commission File No.)     (IRS Employer
         incorporation)                                   Identification Number)


         FIRST FINANCIAL BANCORP
  701 SOUTH HAM LANE, LODI, CALIFORNIA                              95242
 ________________________________________                         __________
 (Address of principal executive offices)                         (Zip Code)


                                 (209)-367-2000
                                 ______________
              (Registrant's telephone number, including area code)

                                       N/A
                                       ___
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 3.03         MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

                  See response to Item 8.01. The registrant's response under this item does not constitute an admission that a modification to rights of security holders has occurred.


ITEM 8.01         OTHER EVENTS

                  On May 31, 2001 the Board of Directors of First Financial Bancorp (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, no par value (the "Common Shares"), of the Company. The dividend is payable on July 6, 2001 (the "Record Date") to the shareholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, no par value (the "Preferred Shares"), of the Company at a price of $47.50 per one one-hundredth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement dated as of June 15, 2001 (the "Rights Agreement") between the Company and Mellon Investor Services LLC, as Rights Agent (the "Rights Agent").

                  Initially, the Rights will be evidenced by the certificates representing Common Shares then outstanding, regardless of whether any such certificate has a copy of this Summary of Rights attached thereto, and no separate Right Certificates will be distributed. The Rights will separate from the Common Shares and a Distribution Date will occur upon the earlier of (i) 10 days following a public announcement that a person or group of affiliated or associated persons have acquired beneficial ownership of 10% or more of the outstanding Common Shares (an "Acquiring Person"); provided, however, a person or group holding 10% or more of the outstanding shares as of June 15, 2001 will become a "Grandfathered Person" and such Grandfathered Person will be treated as an Acquiring Person upon public announcement or knowledge by the Company's Board of Directors that such Grandfathered Person has acquired beneficial ownership of an additional 1% of the outstanding Common Shares; or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 10% or more of such outstanding Common Shares (unless the Company's Board of Directors has approved the offer).

                  On September 7, 2004, the Rights Agreement was amended (the "Amendment") to allow the Company and Placer Sierra Bancshares, a California corporation ("PSB") to enter into and engage in the transactions described in an Agreement and Plan of Merger dated September 7, 2004 between the Company and PSB, pursuant to which the Company will merge with PSB (the "PSB Merger") and the Company's wholly-owned subsidiary Bank of Lodi, N.A. will merge with Placer Sierra Bank pursuant to a related merger agreement (such agreements collectively, the "PSB Merger Agreements"). As amended, the Rights Agreement provides that PSB and its Affiliates and Associates will not be Acquiring Persons as a result of the PSB Merger Agreements or the transactions described

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in those agreements, nor will consummation of any of the transactions contemplated by the PSB Merger Agreements trigger the exercisability of the Rights described herein.

                  The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date, upon transfer or new issuance of Common Shares, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

                  The Rights are not exercisable until the Distribution Date. The Rights will expire on May 31, 2011 (the "Final Expiration Date"), unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.

                  The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

                  The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or a subdivision, consolidation or combination of the Common Shares occurring, in any such case, prior to the Distribution Date.

                  Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential dividend payment of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100.00 per share but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be

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entitled to receive 100 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

                  Because of the nature of the Preferred Shares' dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

                  In the event that (i) any person or group of affiliated or associated persons becomes an Acquiring Person, or (ii) during such time as there is an Acquiring Person, there shall be a reclassification of securities or a recapitalization or reorganization of the Company or other transaction or series of transactions involving the Company which has the effect of increasing by more than 1% the proportionate share of the outstanding shares of any class of equity securities of the Company or any of its subsidiaries beneficially owned by the Acquiring Person (each a "flip-in" event), proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares (or, in the event that there are insufficient authorized Common Shares, substitute consideration such as cash, property, or other securities of the Company, such as Preferred Stock) having a market value of two times the exercise price of the Right. In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold (a "flip-over event"), proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

                  At any time after the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 10% or more of the outstanding Common Shares and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-hundredth of a Preferred Share (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

                  With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depository receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

                  At any time before a person becomes an Acquiring Person, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the "Redemption Price"). After the redemption period has expired, the Company's rights of redemption may be reinstated if, prior to completion of certain recapitalizations, mergers or

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other business combinations, an Acquiring Person reduces its beneficial ownership to less than 10% of the outstanding Common Shares in a transaction or series of transactions not involving the Company. The redemption of the rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

                  The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to lower certain thresholds described above to not less than the greater of (i) any percentage greater than the largest percentage of the outstanding Common Shares then known to the Company to be beneficially owned by any person or group of affiliated or associated persons (unless such person or group is excluded from the effect of such reduction) and (ii) 10%, except that from and after such time as any person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

                  Until a Right is exercised, the holder of a Right will not, by reason of being such a holder, have rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

                  A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS.


                  The exhibits to this report are incorporated by reference to the exhibit index which is attached hereto.

                  This communication is not a solicitation of a proxy from any security holder of First Financial Bancorp. However, First Financial Bancorp, and its directors and executive officers and certain other members of its management and employees, may be deemed to be participants in the solicitation of proxies from the shareholders of First Financial Bancorp in connection with the merger. Information about First Financial Bancorp, Placer Sierra Bancshares, the merger, the persons soliciting proxies in the merger and their interests in the merger, the directors and executive officers of First Financial Bancorp and their ownership in First Financial Bancorp stock and related matters will be set forth in a proxy statement relating to the shareholders meeting to be held to approve the merger. Security holders should read the proxy statement because it will contain important information. The proxy statement will be available in the near future.

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                  Also, you will be able to obtain the proxy statement and other documents filed by First Financial Bancorp with the SEC free of charge at the SEC's website at http://www.sec.gov. These documents will also be available free of charge from Allen R. Christenson, Executive Vice President and Chief
Financial Officer, First Financial Bancorp, 701 South Ham Lane, Lodi, California 95242 and on the Company's website at http://www.bankoflodi.com.

                  This report contains forward-looking statements with respect to the financial condition, results of operation and businesses of Placer Sierra Bancshares and First Financial Bancorp within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements that relate to future financial performance and condition, and pending mergers. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the Company's control. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others: (1) the receipt of regulatory and shareholder approval for the acquisition; (2) the success of Placer Sierra Bancshares at integrating First Financial Bancorp into its organization and achieving the targeted cost savings; (3) deterioration in general economic conditions, internationally, nationally or in the State of California; (4) increased competitive pressure among financial services companies; (5) changes in the interest rate environment reducing interest margins or increasing interest rate risk; (6) the impact of terrorist acts or military actions; and (7) other risks detailed in periodic reports filed by Placer Sierra Bancshares and First Financial Bancorp with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and First Financial Bancorp does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:   September 22, 2004          First Financial Bancorp


                                             By:  /s/ALLEN R. CHRISTENSON
                                                  ___________________________
                                             Name:   Allen R. Christenson
                                                     Executive Vice President
                                                     Chief Financial Officer




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                                  EXHIBIT INDEX



EXHIBIT NO.                         DESCRIPTION

     4.1 Rights Agreement between First Financial Bancorp and Mellon Investor Services LLC, dated as of June 15, 2001, including Form of Right Certificate attached thereto as Exhibit B (incorporated by reference to Exhibit 4 to Registration Statement on Form 8-A filed by the registrant on June 28,
                  2001).

     4.2 Amendment dated as of September 7, 2004 to Agreement between First Financial Bancorp and Mellon Investor Services LLC, including an amended Summary of Rights to Purchase Common Shares attached thereto as Exhibit A (incorporated by reference to Exhibit 4.2 to Amendment No. 1 to Registration Statement on Form 8-A of the registrant dated September 10,
                  2004)



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